Management Presentation November 2011 Section 2: Exhibit 99.1

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases "may," "could," "should," "hope," "might," "believe," "expect," "plan," "assume," "intend," "estimate," "anticipate," "project," "likely," or similar expressions are intended to identify "forward-looking statements" within the meaning of federal securities laws. Such statements are subject to risks and uncertainties, including, without limitation, changes in economic conditions in the market area of FBIZ, changes in policies by regulatory agencies, fluctuation in interest rates, demand for loans in the market area of FBIZ, borrowers defaulting in the repayment of loans and competition. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risk factors and uncertainties should be carefully considered by potential investors. See Item 1A - Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2010 for discussion relating to risk factors impacting FBIZ. Investors should not place undue reliance on any such forward-looking statements, which speak only as of the date made. The factors described within the Form 10-K could affect the financial performance of FBIZ and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result, or be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements. Forward Looking Statement

FBIZ Company Overview

Corporate Profile Headquarters: Madison, WI Total assets at September 30, 2011: $1.1 Billion 1 of 2 WI based commercial bank holding companies listed on NASDAQ or NYSE Insider ownership of 20.8%(1) Business-focused model (no retail branch network) Experienced leadership Entrepreneurial management style 100% organic growth Protects culture Protects credit standards Unit/De novo growth The mission of First Business Financial Services, Inc. is to build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives, and high net worth individuals. Data as of the date of the Company's Proxy statement of March 16, 2011

Footprint Source: FBIZ management. St. Louis, MO** Chicago, IL** Cleveland, OH** Minneapolis, MN** Detroit, MI** * Full Service Banking Office ** Asset-Based Lending Business Development Office Madison, WI* Milwaukee, WI* Appleton, WI* Denver, CO**

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Jun 2000 First Business Bank - Milwaukee History of First Business Mar 1990 First Business Bank - Madison May 1995 First Business Capital Corp. Oct 1998 First Business Equipment Finance Dec 2001 First Business Trust & Investments Sep 2006 First Business Bank - Northeast1 Source: FBIZ Management. Represents Appleton, Oshkosh and Green Bay, Wisconsin.

Senior Executive Team President & Chief Executive Officer 27 years of commercial banking experience specializing in commercial lending & cash management 18 years with First Business Prior to joining First Business, Mr. Chambas held various senior lending positions with M & I Bank Corey Chambas Jim Ropella Michael Losenegger Chief Financial Officer 30 years of experience in finance and accounting primarily in the banking industry 11 years with First Business Prior to joining First Business, Mr. Ropella was Treasurer of a consumer products company, which followed an 18 year career with Firstar Corporation, now known as US Bancorp Chief Credit Officer 26 years of commercial banking experience 8 years with First Business Prior to joining First Business, Mr. Losenegger held various senior lending positions with M & I Bank Mark Meloy President & Chief Executive Officer of First Business Bank 28 years of commercial banking experience 11 years with First Business Prior to First Business, Mr. Meloy was a senior relationship manager with Firstar Bank now part of US Bank Source: SEC filings and FBIZ management.

Senior Executive Team General Counsel and Corporate Secretary Juris Doctor, University of Wisconsin Law School, magna cum laude, Member of the State Bar of Wisconsin Over 30 years of commercial banking experience 3 years with First Business Prior to joining First Business, Ms. Conley held various senior lending positions with Associated Bank Barbara Conley Dave Vetta Chuck Batson President & Chief Executive Officer of First Business Bank - Milwaukee Over 30 years of banking experience 4 years with First Business Prior to joining First Business, Mr. Vetta was a senior member of JP Morgan Asset Management overseeing institutional investment sales and the regional private client group President & Chief Executive Officer of First Business Capital Corp. Over 30 years of asset-based lending experience 5 years with First Business Prior to joining First Business, Mr. Batson was a senior member of Wells Fargo Business Credit, Inc. Joan Burke President of First Business Bank's Trust Division Over 30 years of experience in providing trust and investment services 10 years with First Business Prior to joining First Business, Ms. Burke was the President, Chief Executive Officer and Chairperson of the Board of Johnson Trust Company and certain of its affiliates Source: SEC filings and FBIZ management.

Corporate Strategy High efficiency operating model "Business Bank" Limited branch network Invest in technology to serve the needs of our business clients Specialized products designed to serve the needs of small businesses and their executives and owners Capitalize on market disruption from M&I sale "Lift outs" Market to business clients looking for local, relationship-based bankers

Recent Financial Performance

Highlights through September 30, 2011 Net Income $6.040 million, $2.32 fully diluted EPS Diluted EPS of $2.32 vs. $0.14 or $1.20, excluding the impairment of goodwill, in the first 9 months of 2010 Trust and Investment Services revenue of $1.918 million, up 10.4% year over year Assets under management and administration increased to $581.9 million, up 18.3% year over year Core earnings increased 26.8% year over year to $11.7 million 38 basis point decrease in cost of interest-bearing deposits Year over year in-market deposits grew by $24.0 million No 30-89 day delinquencies among performing loans Nonperforming assets/assets continued to improve, falling to 2.56% Current Events Source: SEC filings.

Financial Highlights Source: SEC filings and FBIZ Management. See Appendix for non GAAP reconciliation schedules. Operating ROAA and ROAE exclude the impact of the goodwill impairment and gains on sales of securities. Realized gains tax-effected at 39.214%.

Loan and Lease Composition Source: SEC filings. (CHART)

(CHART) Deposit Composition Source: SEC filings. See Appendix for non GAAP reconciliation schedules. Local Deposits - Compound Annual Growth Rate From 12/31/06 -12/31/10 = 11.7% 47.7% 7.1% 31.4% 2.1% 11.7%

Asset Quality Trends Source: SEC filings and FBIZ management Texas Ratio =(Nonaccrual + 90 day PD + OREO) / (Tangible Equity + Allowance for loan and lease losses). See Appendix for non GAAP reconciliation schedules. As of 9/30/11, $14.5 million of our nonaccrual loans and leases were impaired but current with respect to principal & interest

Net Charge-Offs as a Percentage of Average Loans and Leases Source: SNL Financial and SEC Filings. All BHCs group comprised of all BHCs reporting consolidated regulatory financial data as of 9/30/2011. *September 2011 YTD data is annualized. (CHART)

Tangible Book Value per Share $20.34 $21.29 $19.74 $18.24 $17.22 $23.48 Source: SEC filings and FBIZ management. See Appendix for non GAAP reconciliation schedules. Compound Annual Revenue Growth Rate From 12/31/06 - 9/30/11 = 6.75%

How Are We Doing? Strategic Objectives

Improve core funding mix by capturing local deposits from our commercial customers & their owners Continue organic revenue growth Maintain a relatively stable number of employees Achieve additional improvement in operating efficiency Achieve additional improvement in core earnings Strategic Objectives

Top Line Revenue Growth1 Compound Annual Revenue Growth Rate From 12/31/06 - 12/31/10 = 14.3% Source: SEC Filings and FBIZ Management. See Appendix for non GAAP reconciliation schedules. Top line revenue growth calculated as net interest income + total noninterest income (including realized gains on securities). Dollar values represent annual increase in top-line revenue. Percentages represent year over year change. 121.5 124.25 126.0 121.5 111.5 126.0 FTEs 120.8 $3.0M 10.5%

Efficiency Ratio Source: SEC Filings and FBIZ Management. See Appendix for non GAAP reconciliation schedules. (CHART)

Core Earnings Growth1 Compound Annual Growth Rate From 12/31/06 - 12/31/10 = 17.5% -$0.7M -8.7% $1.0M 14.7% $2.9M 27.8% $2.6M 32.1% -$0.2M -1.6% $2.5M 26.8% Source: SEC Filings and FBIZ Management. See Appendix for non GAAP reconciliation schedules. Core earnings defined as earnings before tax plus loan and lease loss provision plus loss on foreclosed properties plus goodwill impairment less realized gains on securities. Dollar values represent annual increase in core earnings. Percentages represent year over year change.

How Are We Doing? Peer Comparisons

Publicly traded < $3 billion in total assets > 70% Commercial & Industrial and Commercial Real Estate loans(1) Constrained geographically (CO, IA, IL, IN, KS, KY, MI, MN, MO, NC, ND, NE, OH, SD, TN and WI) Currently paying a dividend Peer Group Based on consolidated bank holding company regulatory loan composition.

Peer Comparison Graphs/Charts September 30, 2011 Source: SNL Financial. Market data as of 11/15/11. Financial data as of 9/30/11. Represents year over year growth rates. Operating revenue growth calculated as net interest income + total noninterest income (including realized gains on securities). Non-performing assets = Nonperforming Loans + OREO. Excludes covered assets to the extent discernable.

2011 Objectives

Continue organic revenue growth Achieve additional improvement in core earnings Increase percentage of in-market deposits Improve ROA 2011 Objectives

(CHART) 2011 Objectives Top Line Revenue Growth Core Earnings Growth Core (In-Market) Deposit Growth Return on Average Assets Growth Source: SEC filings and FBIZ management. Dollar values represent annual increase and growth rates represent year over year growth. See Appendix for non GAAP reconciliation schedules. * Excludes goodwill impairment. $3.0M 10.5% $2.5M 26.8% $24.0M 4.7% 35 bps 94.3%

Significant disruption among competitors in our core Wisconsin markets BMO acquires Marshall & Ilsley Johnson Bank reports a loss of $149.5 million in 2010 Signs written agreement with Federal Reserve New CEO named in January 2011 and again in June 2011 Associated Bank's top commercial banking executive resigns to pursue an opportunity in Illinois Current Market Opportunity

Management Presentation November 2011

Appendix Non GAAP Reconciliations

Operating Returns and Core Earnings Operating ROAA and ROAE are annualized. Operating ROAA and Operating ROAE Core Earnings (Pre-tax)

Efficiency Ratio and Top Line Revenue Efficiency Ratio Top Line Revenue

Deposit Cost and Tangible Book Value Average interest-bearing deposits for 2006-2008 equal to the average of the period averages for each of the four calendar quarters in each respective year. Average non-interest-bearing deposits for 2006-2008 equal to the average of the period averages for each of the four calendar quarters in each respective year. Cost of Total Deposits is annualized. Cost of Total Deposits Tangible Book Value Per Share

Texas Ratio Texas Ratio